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Exhibit 10.19 c

                               WORLD AIRWAYS, INC.
                             1995 STOCK OPTION PLAN

                             STOCK OPTION AGREEMENT

         THIS AGREEMENT is made as of the __/TH/ day of __________ 2002 (the "Grant Date") by and between World Airways, Inc., a Delaware corporation (the "Company"), and __________________ ("Optionee").

                                   WITNESSETH:
                                   ----------

RECITALS
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         A. Optionee has been granted an Option under the World Airways, Inc.
1995 Stock Option Plan (the "Plan") to purchase shares of the Company's common stock. Capitalized terms used herein and not otherwise defined herein have the same meaning as the terms used in the Plan.

         B. The Option granted to Optionee is not intended to be an incentive stock option under Section 422 of the Internal Revenue Code.

NOW, THEREFORE, it is hereby agreed as follows:

         1. Grant of Option. Subject to the terms and conditions set forth in
            ---------------
this Agreement and the Plan, the Company hereby grants to Optionee, as of the Grant Date, a Nonqualified Stock Option (the "Option") to purchase up to _________ shares of the Company's common stock, $0.001 par value (the "Option Shares") from time to time during the term of the Option at an exercise price of $_________ per share ("Exercise Price").

         2. Option Term. The Option will expire at the close of business on
            ------------
________, ______ (the "Expiration Date"), unless sooner terminated in accordance with the provisions of this Agreement or the Plan.

         3. Option Nontransferable. The Option is not transferable or assignable
            ----------------------
by Optionee other than by will or by the laws of descent and distribution; during the lifetime of Optionee,

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the Option shall be exercisable only by Optionee.

         4.  Dates of Exercise.
             -----------------

         a) So long as Optionee continues to serve as an employee of World Airways, Inc., the Option shall be exercisable as to the Option Shares within the specified term of the Option and pursuant to the provisions of this Agreement. _______ Option Shares are immediately exercisable as of the Grant Date, and the balance of _________ Option Shares shall become exercisable after the Grant Date in three installments: ______ on _______, 200_, ________ on _________, 200_ and _________ on _______, 200_.


         b) in the event of a change in Control, the Option shall be immediately exercisable as to all of the Option Shares.

         5.  Termination of Employment.
             -------------------------

         a) Should Optionee cease (i) to be employed by the Company as its General Counsel or (ii) to be employed in a position of equal or greater responsibility, (other than by reason of death, permanent disability or termination for Cause), the Option will, solely to the extent that it is exercisable immediately prior to such cessation of Optionee's employment, remain exercisable during the one-year period following the date of cessation of such services; provided, however, in no event will the Option be exercisable at any time after the Expiration Date.

         b) If Optionee incurs a disability and Optionee ceases by reason thereof to be an employee of the Company, the Option will, solely to the extent that it is exercisable immediately prior to such cessation of employee status, remain exercisable during the one-year period following the date of such cessation of employee status; provided however, in no event will the Option be exercisable at any time after the Expiration Date. The term "disability" means a physical or mental illness that will prevent Optionee from doing substantial gainful work for at least twelve (12) months or is likely to result in death. If Optionee became entitled to Social Security benefits payable on account of disability, he will be conclusively deemed to be disabled for purposes of this Agreement.

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         c) Should Optionee die while still an employee of the Company (or during the one-year period referred to in Section 5(a)), the executors or administrators of Optionee's estate or Optionee's heirs or legatees (as the case may be) will have the right to exercise the Option, solely to the extent that it is exercisable immediately prior to Optionee's death, during the one-year period following the date of Optionee's death; provided, however, in no event will the Option be exercisable at any time after the Expiration Date.

         6. Privilege of Stock Ownership. The holder of the Option will have
            ----------------------------
none of the rights of a shareholder with respect to the option Shares until such individual has exercised the option and has been issued a stock certificate for the Option Shares.

         7. Manner of Exercising Option. In order to exercise the Option with
            ---------------------------
respect to all or any part of the Option Shares for which the Option is at the time exercisable, Optionee (or in the case of exercise after Optionee's death, Optionee's executor, administrator, heir or legatee, as the case may be) must take the following actions:

               (i) Provide the Company written notice of such exercise in accordance with Section 16 hereof, specifying the number of Option Shares with respect to which the Option is being exercised;

               (ii) Pay the aggregate exercise price for the purchased shares in one or more of the following alternative forms: (A) full payment, in cash or by check payable to the Company's order, in the amount of the exercise

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                     price for the Option Shares being purchased; (B) full
                     payment in shares of Common Stock (held for at least six months if acquired pursuant to an option) and having a Fair Market Value on the day of exercise (as determined under the terms of the Plan) equal to the exercise price for the Option Shares being purchased; (C) a combination of such shares of Common Stock and cash or check payable to the Company's order, equal in the aggregate to the exercise price for the Option Shares being purchased; or
                     (D) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price; and

               (iii) Furnish the Company with appropriate documentation that the person (or persons) exercising the Option, if other than Optionee, has the right to exercise the Option.

         8.  Compliance with Laws and Regulations.
             ------------------------------------

         (a) The exercise of the Option and the issuance of Option Shares upon such exercise is subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's common stock may be listed at the time of such exercise and issuance.

         (b) In connection with the exercise of the Option, Optionee will execute and deliver to the Company such representations in writing as may be requested by the Company so that it may comply with the applicable requirements of federal and state securities laws.

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         9.  Liability of the Company.
             ------------------------

         (a) If the Option Shares exceed, as of the Grant Date, the number of shares that may without shareholder approval be issued under the Plan, then this Option will be void with respect to such excess shares unless shareholder approval of an amendment sufficiently increasing the number of shares issuable under the Plan is obtained in accordance with the provisions of the Plan.

         (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any common stock pursuant to the Option will relieve the Company of any liability with respect to the non-issuance or sale of the common stock as to which such approval is not obtained.

         10. No Employment Contract. Neither the Company nor any of its
             ----------------------
subsidiaries is under any obligation to continue the employment of Optionee for any period of specific duration.

         11. Withholding.
             -----------

         (a) To the extent federal, state and local income and employment tax withholding requirements should apply to the exercise of this Option, Optionee hereby agrees to make appropriate arrangements with the Company for the satisfaction of such withholding requirements.

         (b) Subject to approval of the Committee, any withholding obligation arising from exercise of the Option may be satisfied by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the Common Stock otherwise issuable to Optionee as the result of the exercise of the Option, a number of shares having a Fair Market Value, as of the date the withholding tax obligation arises, less than or equal to the amount of, the withholding tax obligation; or (iii) delivering to the Company already owned and unencumbered shares of Common Stock having a Fair Market Value, as of the date the withholding tax obligation arises, less than or equal to the

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amount of the withholding tax obligation.

         12. Other Restrictions. Upon any exercise of the Option, the Committee
             ------------------
may require Optionee to represent to and agree with the Company in writing that the shares are being acquired without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer determined by the Committee to be necessary or appropriate under applicable securities laws.

         All certificates for shares of common stock delivered pursuant to exercise of the Option shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the common stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificate to make appropriate reference to such restrictions.

         13. Definitions.  Capitalized terms not otherwise defined herein shall
             -----------
have the meaning ascribed to such terms in the Plan.

         14. Headings.  The headings of Sections herein are included solely for
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convenience of reference and shall not affect the meaning or interpretation of any of the provisions of this Agreement.

         15. Notices. Any notice required to be given or delivered to the
             -------
Company under the terms of this Agreement will be in writing and addressed to the Company in care of its Secretary at HLH Building, 101 World Drive, Peachtree City, Georgia 30269. Any notice required to be given or delivered to Optionee will be in writing and addressed to Optionee at the address indicated below Optionee's signature line on this Agreement. All notices will be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S., mail, postage prepaid and properly addressed to the party to be notified.

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         16. Construction. This Agreement and the Option evidenced hereby are
             ------------
made and granted pursuant to the Plan and are in all respects limited by and subject to the express terms and provisions of the Plan. All decisions of the Committee with respect to any question or issue arising under the Plan or this Agreement will be conclusive and binding on all persons having an interest in the Option.

         17. Governing Law.  The interpretation, performance, and enforcement of
             --------- ---
this Agreement will be governed by the laws of the State of Georgia.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate on its behalf by its duly authorized officer and Optionee has also executed this Agreement in duplicate, all as of the day and year indicated above.

                                      WORLD AIRWAYS, INC.



                                      By:   _________________________________
                                            Hollis L. Harris
                                            Chairman and Chief Executive Officer


                                      OPTIONEE:


                                      __________________________________________

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